SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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      Rule 14a-6(e)(2))
X   Definitive Proxy Statement
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                      GOLDEN CYCLE GOLD CORPORATION
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
              (Name of Registrant As Specified In Charter)

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
GOLDEN CYCLE GOLD CORPORATION

2340 Robinson Street
Colorado Springs, Colorado  80904
________________________

GOLDEN CYCLE GOLD CORPORATION

2340 Robinson Street
Colorado Springs, Colorado  80904
________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
June 10, 1998
                   _________________________

         NOTICE IS HEREBY GIVEN  that the Annual Meeting of Shareholders
("Annual
Meeting") of GOLDEN CYCLE GOLD CORPORATION (the "Corporation"), a Colorado corporation, will be held at the Elks Lodge, 367 N. 3rd Street, Victor, Colorado, June 10, 1998, at 9:00 a.m. (local time) for the following purposes:

    1. To elect seven (7) directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their successors are chosen and qualified;

    2. To appoint independent auditors to audit the books and records of the Corporation at the close of the current year; and

    3. To transact such other business as may properly come before the meeting, or any adjournment thereof,

all as more fully set forth in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on April 29,
1998
as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The books for transfer of shares of the Corporation will not be closed.

         IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY.

                                 By Order of the Board of Directors,


                                 R. Herbert Hampton
                                 Secretary

April 30, 1998

GOLDEN CYCLE GOLD CORPORATION
2340 Robinson Street
Colorado Springs, Colorado 80904
__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF SHAREHOLDERS
June 10, 1998

         This proxy statement and the accompanying form of proxy are being mailed on or about May 1, 1998 to the holders of record on April 29, 1998 of the Corporation's Common Stock, without par value (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders, or any adjournment thereof.

         A proxy in the accompanying form, which is properly executed, duly returned to the Board of Directors and not revoked, will be voted in accordance with instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxy will be voted for the election of the nominees for election to the Board of Directors (Proposal No. 1) and for the appointment of the independent auditors (Proposal No. 2). The Board of Directors is not aware of any other matters intended to be presented for action at the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, or if other circumstances not now known make any of the nominees for election to the Board of Directors unable to serve, it is the intention of the persons named in the proxy to vote on such matters or for such other nominees, as the case may be, in their best judgment.

         A shareholder who has given a proxy has the power to revoke it by giving written notice of such revocation to the Corporation's Secretary at any time prior to the exercise of the proxy. A shareholder's presence at the Annual Meeting, without such written notice of revocation, will not cause the proxy to be revoked. SHAREHOLDERS WHO DO NOT INTEND TO BE PRESENT AT THE ANNUAL MEETING ARE URGED TO CONSIDER CAREFULLY THE INFORMATION IN THIS PROXY STATEMENT AND TO MARK, SIGN, DATE AND RETURN THEIR PROXIES AS SOON AS POSSIBLE. PROMPT RESPONSE IS HELPFUL.

         The cost of solicitation of proxies will be paid by the Corporation. In addition to solicitation of proxies by use of the mails, certain of the officers, directors and employees of the Corporation, without extra remuneration, may solicit proxies personally or by other communication facilities. The Corporation will reimburse brokers and others who are only record holders of the Corporations' Common Stock for their reasonable expenses in obtaining voting instructions from beneficial owners of such stock.

         Pursuant to the Corporation's By-Laws, the Board of Directors has fixed the close of business on April 29, 1998 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were outstanding 1,870,050 shares of Common Stock. The presence in person or by proxy of the holders of a majority of the outstanding shares is necessary for a quorum. Each share of Common Stock entitles the holder thereof to one vote. Election of directors is by plurality vote, with the seven nominees receiving the highest vote totals to be elected as directors. Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions are counted as present in determining whether the quorum requirement is satisfied, but they have no other effect on voting for election of directors. Abstentions are the same as a vote against on other matters. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those shares will be counted for quorum purposes; however, broker non-votes will not be included in the vote totals for any proposal and therefore will have no effect on the vote for any proposal (including the election of directors).

         The Annual Report of the Corporation for the year ended December 31, 1997 is enclosed herewith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to each person who, to the knowledge of the Board of Directors, was the beneficial owner of more than five (5%) of the Corporation's Common Stock outstanding as of April 2, 1998.

    Name and Address                        Number of Shares
P
ercent
    of Beneficial Owner          Beneficially Owned(1)               of Class
    __________________            _____________________       _______

    American Diversified                             361,033
         19.
3%
    Enterprise, Inc. ("ADE")
    c/o Holtzmann, Wise & Shepard
    1271 Avenue of the Americas,
 45th Floor
    New York, New York  10020

    MIDAS Fund, Inc.                                285,500 (2)
    15.3
%
    11 Hanover Square
    New York, NY  10005

 Taki N. Anagnoston, M.D.              95,843 (3)            5.1%
    700 R. West 6th Street
    Gilroy, California 95020

________________________________________________________________________

(1) To the best knowledge of the Corporation, except as indicated below, each beneficial owner has sole voting and investment power in respect of such shares.

(2) Does not include an additional 57,500 shares owned by Bull & Bear Gold Investers, Ltd., a registered investment company whose investment advisor is owned by Bull & Bear Group, Inc., which is also the parent company of the investment advisor of Midas Fund, Inc. The information provided here is based on a report on Schedule 13G dated January 9, 1997.

(3) The indicated number of shares includes 69,416 shares held by a revocable retirement trust for the benefit of Dr. Anagnoston and of which Dr. Anagnoston is trustee, 13,850 shares held by a revocable trust for the benefit of Dr. Anagnoston's wife, of which he and his wife are trustees, 1,400 shares beneficially owned by Dr. Anagnoston's wife and 11,177 shares held by a partnership, of which Dr. Anagnoston and his wife are general partners.

         As of April 2, 1998, the officers and directors of the Corporation as a group beneficially owned 242,454 shares of Common Stock or approximately
11.9% of such class. The number of shares of Common Stock owned by officers and directors of the Corporation includes an aggregate of 170,000 shares of Common Stock which the officers and directors have the right to acquire upon the exercise of options, which shares are treated as outstanding for the purpose of computing the percentage of outstanding shares of Common Stock owned by officers and directors as a group.

                          PROPOSAL NO. 1

                      ELECTIONS OF DIRECTORS

         Pursuant to the By-Laws of the Corporation, the Board of Directors has fixed the number of Directors at seven. The entire Board of Directors is to be elected at each annual meeting of shareholders, and each Director is elected to serve until the next succeeding annual meeting and until his successor is elected and qualifies. The Board of Directors met four times during 1997. Each director attended 75% or more of the total meetings of the Board and any committee of which he is a member.

         Management intends to nominate for election at the Annual Meeting the individuals named in the following table which sets forth certain information with respect to each nominee. All of the nominees are currently Directors of the Corporation and together comprise the entire Board of Directors.



Shares of Common    Percent
Name of Nominee                                                   Stock
Beneficially  of Class
Age (Year First                                           Owned as of
Outstanding
Became Director)    Principal Occupation (1)   April 24, 1998(2)       (3)
_________________   ________________________   _________________   __________
Orville E. Anderson     Managing Director of Andore
Age 73 (1998)       PTY Ltd., an Australian            -                     -
                    gold mining exploration
                    company, since 1988;
                    Director of Mother Lode
                    Gold Mines Consolidated.

Melvin L. Cooper        Private investor; Chairman      90,850             4.8%
Age 70 (1983)       of the Board of The Union
                    Corporation through January
                    1998 and for more than
                    five years prior thereto;
                    The Union Corporation is
                    engaged in providing accounts
                    receivable management   and
                    collection services.

Rex H. Hampton          Consultant to the Corporation   34,002(5)          1.8%
Age 79 (1980)           since August 1, 1993; Chairman
                    of the Board of the Corporation
                    from May 18. 1989 to July 31,
                    1993 and President and Chief
                    Executive Officer thereof from
                    August 16, 1980 to July 31, 1993;
                    President and Chief Executive
                    Officer of    Golden Cycle Land
                    Corporation, a land development
                    company and wholly-owned     subsidiary
                    of ATE Enterprises Inc. from
                    August 16, 1980 to December 31,
                    1986;    Manager, Golden Cycle Land
                    Division,     ATE Enterprises
                    Liquidating Trust January 1, 1987
                    to March 31, 1991; Brigadier
                    General U.S. Army (Ret.)

Joseph M. Keane         President of K.D. Engineering
Age 58 (1998)       Co., Inc., an engineering               -
-
                        design company, since 1982.

Frank M. Orrell     Chairman of the Board of Mother    33,500(7)
1.8%
Age 65 (1989)           Lode Gold Mines Consolidated, a
                    gold mining exploration and
                    development company, since 1978
                    and Chief Executive Officer
                    thereof since 1985; registered
                    representative with Orrell and
                    Company, Inc., a stock brokerage
                    firm, since 1984.

Alan P. Ploesser    Chairman of the Board of the       27,000(6)
1.4%
Age 74 (1989)           Corporation since August 1, 1993;
                              Vice President-Operations of
                    Philex Mining Corporation, a
                    copper and gold mining corporation,
                    from January 1985 until his
                    retirement in January 1989;
                    Vice President-Operations of North
                              Davao Mining Corporation, a copper
                              and gold mining corporation, from
                              January 1981 to December 1984.

Birl W. Worley, Jr.     President and Chief Executive    45,000(8)
2.5%
Age 67 (1980)           Officer of the Corporation since
                    August 1, 1993; Executive Vice
                    President and Director of Stan
                    West Mining Corporation from
                    June 1985 through March 1986;
                    Mineral Resources Consultant to
                    the Corporation and to Benguet
                    Corporation prior to August 1, 1993.

________________________________________________________________________
(1) The occupation listed constitutes the principal occupation or employment of the referenced individual for at least the past five (5) years, except as otherwise indicated.

(2) Except as noted below, each beneficial owner has sole voting power and sole investment power.

(3) Based on 1,870,050 shares of Common Stock issued and outstanding as of April 2, 1998. Shares issuable upon exercise of options issued to each Director are treated as outstanding for the purpose of computing the percentage ownership of such Director.

(4) Includes 30,900 outstanding shares beneficially owned by Mr. Cooper and registered in his name; 24,950 outstanding shares which are held in a trust of which Mr. Cooper is the trustee and which is revocable by him at his will and 35,000 shares issuable to Mr. Cooper upon exercise of options. Mr. Cooper has sole power to vote and dispose of such shares.

(5)  Includes  30,000 shares issuable to Mr. Hampton upon exercise of options.

(6)  Consists solely of shares issuable upon exercise of options.

(7)  Includes 30,000 shares issuable to Mr. Orrell upon exercise of options.

(8)  Includes 38,000 shares issuable to Mr. Worley upon exercise of options.

Information Concerning Executive Officers

         The Corporation's executive officers are Alan P. Ploesser, Chairman of the Board, Birl W. Worley, Jr., President and Chief Executive Officer, and
R. Herbert Hampton, Vice President, Finance and Secretary. Mr. Hampton has served as Vice President, Finance since August 1, 1993 and has been an employee of the Corporation since October 1, 1992. Mr. Hampton served as a Lieutenant Colonel, U.S. Army, for more than five years prior to joining the Corporation. Mr. Hampton is 51 and is the son of Rex H. Hampton, a director and former officer of the Corporation.

Committee of the Board of Directors

         Pursuant to Paragraph 16 of the Corporation's By-Laws, the Board of Directors has created an Audit Committee, comprised of Messrs. Hampton (Chairman) and Orrell, which is empowered to supervise the auditing of the accounts of the Corporation. Its functions include reviewing the scope of the audit and auditing fees, meeting with the auditors and the officers of the Corporation to assure the adequacy of internal controls and reporting, reviewing the financial statements of the Corporation and performing other duties and functions deemed appropriate by the Board. The Audit Committee met twice during 1997.

         In 1994, the Board created an Employee Compensation Committee comprised of Messrs. Ploesser, Cooper and Hampton, which is empowered to supervise and approve the terms of employment of all officers and employees of the Corporation, other than the President, and to recommend the terms of employment of the President to the Board of Directors for approval. The Employee Compensation Committee did not meet in 1997.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote FOR election as directors of the nominees identified above.

Executive Compensation

Name and                      Annual            Long Term
Principal                          Compensation        Compensation     All
Other
Position                Year    Salary     Bonus      Option Awards
Compensation

Birl W. Worley     1997      $90,00            -            5,000            -
President and      1996    87,500    $22,830 (1)        -              -
Chief Executive    1995    66,000        -              -              -
Officer

(1)  During 1996, Mr. Worley was paid bonuses totaling $22,830.
________________________

                     Option Grants During 1997

                                                          Potential Realizable
                                                            Value at Assumed
                       Total         Exercise               Annual Rates of
                       Options       or                     Stock Price
                       Granted       Base                   Appreciation for
            Options    to Employees  Price    Expiration    Option Term (2)
Name        Granted(1) Fiscal Year   (4/sh)   Date            5%        10%
__________  _________  ____________  ______   __________    _______   _______
Birl W.
Worley Jr.   5,000        50%        $9.00    6/4/07        $28,300   $71,718
________________________

(1) Option granted under the 1997 Officers' and Directors' Stock Option Plan. The exercise price of the option was equal to the fair market value of a share of Common Stock on the date of grant and may be paid in cash or with shares of the Common Stock owned by the optionee. The option is exercisable for a period of ten years from the date of grant unless the optionee resigns, retires or dies, in which case the right to exercise the option is limited.

(2) The values set forth in this column represent the gain which would be realized by the optionee assuming (i) the option is exercised on its expiration date, and (ii) the value of a share of Common Stock has increased annually by a rate of 5% and 10%, respectively, during the term of the option. These growth rates are prescribed by the rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation for the Corporation's Common Stock.

         The following table sets forth certain information with respect to stock options exercised by Mr. Worley in the last fiscal year and the value of options held by him at fiscal year end.

         Aggregate Option Exercises in Last Fiscal Year and Fiscal
                         Year-End Option Values


                                                                     Number of

Securities         Value of
                                                                   Underlying
    Unexercised

Unexercised        In-the-Money
                       Shares Acquired    Value     Options at            Option
s at
Name             On Exercise      Realized($)  FY-End (#)       FY-End ($)(1)

Birl W. Worley Jr.     -                 -         38,000            $35,875
__________________

(1) Mr. Worley holds options entitling him to purchase 13,000 shares of the Corporation's Common Stock at exercise prices which are less than $6.625 per share (the fair market value of a share of the Corporation's Common Stock on December 31, 1997). The values set forth above are calculated based on the aggregate amount of the excess of $6.625 over the relevant exercise prices of these options.

Compensation of Directors

         The compensation payable to directors is established periodically by the
Board. During 1997, each non-management director was paid a fee in the amount of $3,000.00 per meeting attended. For 1998, each non- management member of the Board will be paid a fee of $3,000 for each meeting attended. Directors are also entitled to reimbursement of expenses incurred in connection with such attendance. Members of the Audit Committee are entitled to a fee of $750.00 for each formal committee meeting, not to exceed $1,500.00 per annum.

         Under the terms of the 1997 Officers' and Directors' Stock Option Plan, on June 4th of each year, each director and executive officer of the Corporation will automatically receive an option to purchase 5,000 shares of the Corporation's Common Stock at an exercise price equal to the fair market value of such stock on such date, until such director or executive officer has received options to purchase an aggregate of 25,000 share of Common Stock under such plan.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Corporation's directors, executive officers and 10% shareholders are required to file with the Securities and Exchange Commission and the Pacific Stock Exchange reports of ownership and changes in ownership of the Corporation's Common Stock. Copies of such forms are required to be furnished to the Corporation. Based solely on its review of the copies of such reports, or written representations that no reports were required, the Corporation believes that during 1997, its directors, executive officers and 10% shareholders complied with the Section 16(a) requirements.


                            PROPOSAL NO. 2

                   ELECTION OF INDEPENDENT AUDITORS

         On February 4, 1998 the Board of Directors re-appointed KPMG Peat Marwick ("KPMG"), as independent auditors of the Corporation subject to shareholders' approval. It is intended that, in the absence of a contrary direction, votes will be cast pursuant to the accompanying proxies for the appointment of KPMG as independent auditors to audit the books and records of the Corporation at the close of the current calendar year. Neither KPMG nor any of its partners has any financial interest in or any connection (other than as independent certified public accountants) with the Corporation. A representative of KPMG is expected to be present at the Annual Meeting, and will have the opportunity to make a statement and will respond to appropriate questions from shareholders present at the meeting.

         SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING OF SHAREHOLDERS

         A Shareholder proposal to be presented at the 1998 Annual Meeting of Shareholders must be received at the Corporation's office at 2340 Robinson Street, Colorado Springs, Colorado 80904 no later than December 31, 1998 in order to be included in the proxy materials for that meeting.


                                            By Order of the Board of Directors



Colorado Springs, Colorado         R. Herbert Hampton
April 30, 1998                                 Secretary